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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Pacific Premier Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, CA 92626
714-431-4000

April 10, 2003

Fellow Stockholders:

        On behalf of the Board of Directors and management of Pacific Premier Bancorp, Inc. (the "Company"), you are cordially invited to attend the Annual Meeting of Stockholders of Pacific Premier Bancorp, Inc. The meeting will be held on Thursday May 29, 2003, at 10:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California, 92626.

        An important aspect of the meeting is the Stockholder vote on corporate business items. The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Pacific Premier Bancorp, Inc. will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

        The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its Stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the director nominees specified under Proposal 1, "FOR" the reduction of authorized shares as specified under Proposal 2 and "FOR" the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors of the Company for the fiscal year ended December 31, 2003 under Proposal 3.

        We encourage you to attend the meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date and return the enclosed proxy card in the enclosed envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business.

        On behalf of the Board of Directors and all of the employees of Pacific Premier Bancorp, Inc., we thank you for your continued support.

Best Regards,

Steven R. Gardner
 President, Chief Executive Officer and
Chief Operating Officer

PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, CA 92626
714-431-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 29, 2003

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Pacific Premier Bancorp, Inc. (the "Company") will be held on Thursday May 29, 2003, at 10:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California, 92626.

        The purpose of the Annual Meeting is to consider and vote upon the following matters:

  1.
  The election of two directors for a term of three years or until their successors are elected and qualified;

  2.
  To approve an amendment to the Company's Certificate of Incorporation reducing the number of authorized shares of the Company's common stock and preferred stock from 25,000,000 and 5,000,000 respectively, to 15,000,000 and 1,000,000, respectively;

  3.
  The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors for the fiscal year ended December 31, 2003; and

  4.
  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

        The Board of Directors has established April 1, 2003, as the record date for determining Stockholders entitled to receive notice of, to attend and to vote at, the Annual Meeting or any postponement or adjournments thereof. Only record holders of Common Stock of the Company at the close of business on such record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

        In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies. A list of Stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, CA 92626, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                      By Order of the Board of Directors

                      John Shindler
                       Corporate Secretary/SVP/CFO

Costa Mesa, California
April 10, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ACCOMPANYING PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

PACIFIC PREMIER BANCORP, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 29, 2003

Solicitation and Voting of Proxies

        This Proxy Statement is being furnished to Stockholders of Pacific Premier Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of stockholders (the "Annual Meeting") and all postponements or adjournments of the Annual Meeting. The Annual Meeting will be held on May 29, 2003 at 10:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California, 92626. The 2002 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2002, accompanies this Proxy Statement, which is first being mailed to record-holders of the Company's common stock (the "Common Stock") on or about April 29, 2002.

        Regardless of the number of shares of Common Stock owned, it is important that record-holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this proxy statement, "FOR" the amendment to the Company's Certificate of Incorporation reducing the number of authorized shares of Pacific Premier Bancorp, Inc., and "FOR" the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of the Company for the fiscal year ended December 31, 2003. Stockholders may also vote by telephone.

        Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy committee of the Board discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

        A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a Stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

        The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, American Stock Transfer and Trust Company, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $1,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its subsidiary, Pacific Premier Bank, F.S.B. (the "Bank") may also solicit proxies personally or by telephone, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

        The securities which may be voted at the Annual Meeting consist of shares of Common Stock of the Company, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

        The Board of Directors has fixed the close of business on April 1, 2003 as the record date (the "Record Date") for the determination of Stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,333,572 shares.

        As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

        The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of the directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a Stockholder, (i) to vote "FOR" the election of the nominees proposed by the Board of Directors or (ii) to "WITHHOLD" authority to vote for the nominees being proposed. Under Delaware law and the Company's Bylaws, directors will be elected by a plurality of votes cast, without regard to either (a) broker non-votes, or (b) proxies as to which authority to vote for the nominee being proposed is withheld.

        As to the approval of Proposals 2 and 3 and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

        Proxies solicited hereby will be returned to the Company's transfer agent, American Stock Transfer and Trust Company and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

        The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on April 1, 2003 or as represented by the owner or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the Company's Common Stock as of April 1, 2003.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	New Life Holdings, LLC. 11940 San Vicente Blvd Los Angeles, CA 90049	243,280	(2)	15.43%
Common Stock	San Bernardino County Safety Employees' Association 555 North E Street San Bernardino, CA 92401	150,360	(3)	9.54%
Common Stock	Vaughn S. Bryan, Jr. 1900 Country Club Drive Redlands, CA 92373	132,000	(4)	8.37%
Common Stock	Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	126,900	(5)	8.05%

(1)
As of April 1, 2003, there were 1,333,572 shares of Common Stock outstanding. Percentage ownership is based on 1,333,572 shares outstanding plus 243,280 shares currently exercisable per footnote 2.

(2)
All such shares may be received upon exercise of outstanding warrants which are currently exercisable. Mr. Namvar, a director of the Company, holds a 50% ownership interest and 75% controlling and voting interest in New Life Holdings, LLC (see "Proposal 1—Election of Directors—Information with Respect to the Nominees and Continuing Directors" and "Certain Relationships and Related Transactions.")

(3)
As disclosed on a Schedule 13G filed on April 4, 2003.

(4)
As represented directly to the Company on April 10, 2003, by a representative of Mr. Bryan.

(5)
As disclosed on a Schedule 13G filed on February 3, 2003.

Interest of Certain Persons in Matters to be Acted Upon

        The Board of Directors unanimously nominated all persons standing for election as director. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

        The nominees proposed for election at the Annual Meeting are John D. Goddard and Kent G. Snyder.

        In the event that any of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors. In accordance with the Bylaws of the Company, the election of a director requires the approval of a plurality of the outstanding shares of Common Stock.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees and Continuing Directors

        The following table sets forth, as of April 1, 2003 the names of the nominees, continuing directors and named executive officers (as defined herein) of the Company as well as their ages, the year in which each director became a director of the Company (or prior to the formation of the Company, the Bank), the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of April 1, 2003.

Name	Age	Director Since(1)	Expiration of Term/ Proposed Term as Director	Shares of Common Stock Beneficially Owned(2)(3)		Percent Class(4)
NOMINEES
John D. Goddard, Director	64	1988	2006	46,849		3.42%
Kent G. Snyder, Director	66	2000	2006	56,100		4.10%
CONTINUING DIRECTORS
Steven R. Gardner, Director President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank	42	2000	2004	54,599		3.99%
Thomas G. Palmer, Director	64	2002	2004	0		*
Ronald G. Skipper Chairman of the Board of the Company	62	1983	2005	38,531		2.81%
Ezri Namvar, Director	51	2002	2005	0	(6)	* (6)
Richard F. Marr, Director	60	2002	2005	0		*
NAMED EXECUTIVE OFFICERS
Steven R. Gardner President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank	42	2000	2004	54,599		3.99%
John Shindler(5) Senior Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary of the Company and the Bank	47	2000	—	2,667		*
Stock Ownership of all Directors and Executive Officers as a Group (8 persons)	—	—	—	198,746		14.52%

*
Does not exceed 1.0% of the Company's outstanding securities.

(1)
Includes years of service as a Director of Pacific Premier Bank, F.S.B.

(2)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3)
Includes options to purchase shares, which are vested or which will vest within 60 days of April 1, 2003 pursuant to the Company's 2000 Stock Incentive Plan.

(4)
As of April 1, 2003, there were 1,333,572 shares of Common Stock outstanding. Percentages include Common Stock outstanding plus 35,339 shares from options per footnote 3 above.

(5)
Includes years of service as an officer of the Bank.

(6)
Does not include 243,280 shares issuable upon the exercise of warrants currently exercisable and held by New Life Holdings, LLC. Mr. Namvar holds a 50% ownership interest and a 75% controlling and voting interest in New Life Holdings, LLC. Mr. Namvar disclaims beneficial ownership of such shares. See "Certain Relationship and Related Transactions."

        There is no family relationship between any of the Company's directors, executive officers or any of the nominees for director.

Nominees

        John D. Goddard is the President of Goddard Accounting Corporation and has been with the firm since 1962. He is a practicing Certified Public Accountant and a member of the Company's board since 1988.

        Kent G. Snyder is a practicing attorney specializing in complex real estate investment and development law as well as corporate law for the past 37 years. Since 1998 Mr. Snyder has served on the Board of Directors of the Tejon Ranch Company, a New York Stock Exchange listed company engaged in land management and development, where he currently serves as the Chairman of the Audit Committee. He served on the Board of Directors of First Fidelity Bancorp, Inc. for over 15 years, prior to the company being acquired by Hawthorne Financial Corporation, where he served as the Chairman of the Audit Committee.

Continuing Directors

        Steven R. Gardner has been the President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank since 2000. Prior to joining the Company and the Bank in February 2000, Mr. Gardner was Senior Vice President of Lending at Hawthorne Savings. Mr. Gardner has served in management positions in credit administration, portfolio management, lending production and operations as well as risk management for the past 19 years.

        Thomas G. Palmer is the Principal and Managing Director of the Hanover Company, a private merchant bank founded by Mr. Palmer in 1997 which identifies, acquires and funds financial assets and operating companies on behalf of investment funds. From 1991-1997, Mr. Palmer served as President of Parrish Partnerships, a global merchant banking organization which functioned as the General Partner of an investment Limited Partnership consisting of The Hillman Company and the Travelers Companies. Mr. Palmer worked for Manufactures Hanover from 1973 to 1990 serving as Chairman and CEO of the company's international leasing subsidiary from 1986-1990. He has been in the banking and financial advisory business for the past 30 years.

        Ronald G. Skipper has been Chairman of the Board of the Company since 1997 and a member of the Company's Board since 1983. Mr. Skipper is a self-employed attorney and has been practicing law for 32 years. He is general counsel to the National Orange Show Board of Directors of San Bernardino County and has served on numerous Boards of Directors including: The University of California, Hastings College of Law 1066 Foundation, California State University, San Bernardino Foundation and St. Bernadine's Hospital Foundation.

        Ezri Namvar has served as Chairman of the Board of Network Bank USA in Ontario, California since his family acquired the majority interest of this state chartered bank in 1997. Mr. Namvar holds a 50 percent ownership share and a 75 percent controlling and voting interest in the New Life Holdings, LLC (see "Certain Relationships and Related Transactions"). In addition, Mr. Namvar is the founder of Namco Capital Group, Inc., a privately held family owned business. He has been actively involved in real estate development and management for the past 22 years.

        Richard F. Marr has been the President of Charter Holdings LLC, successor in interest to National Properties Group, which specializes in acquisition and redevelopment of commercial properties, since 1997. From 1995-1997, Mr. Marr served as President and CEO of Divaris Advisory, a subsidiary of Divaris Real Estate, focusing on providing asset management services to institutional clients. From 1987-1995 he served as President and CEO of Charter Management Corporation, a real estate development firm. He has been in the real estate and management consulting businesses for the past 25 years.

Named Executive Officer

        John Shindler was hired in December of 2000 as Controller and promoted to CFO in the third quarter of 2002. Responsible for all financial reporting, accounting and treasury operations at the Bank and Company. Serves as Chairman of the ALCO and IAR committees. Mr. Shindler has 13 years of experience as controller or treasurer of various companies, which 11 years were with federally insured financial institutions. He was also Regional Vice President of Operations at a financing company for 2 years.

Certain Relationships and Related Transactions

        On January 17, 2002 the Corporation closed a transaction with New Life Holdings, LLC, an unrelated third party, (the "Investor") to issue $12 million in notes and warrants to purchase 1,116,400 shares of the Company's Common Stock. Mr. Ezri Namvar, a director, owns a controlling interest in the Investor as described below. In the transaction, the Investor obtained the right to designate three directors to the Boards of the Company and the Bank for certain time periods, as described below. In addition to Mr. Namvar, the Investor has appointed Messrs. Marr and Palmer to fill the un-expired terms of their predecessors. Mr. Namvar and his related entities own a 75% interest in U.S. Properties Group LLC in which Mr. Marr's firm, Charter Holdings LLC serves as the managing member. Additionally, Mr. Marr serves as development manager, on a fee basis, for several properties that are owned by entities in which Mr. Namvar and his related entities have an equity interest.

        Ownership interests in the Investor are held entirely by family members of Mr. Namvar. Mr. Namvar directly holds a 50 percent ownership share and a 75 percent controlling and voting interest in the Investor. Mousa Namvar, a brother of Mr. Namvar, holds an 18 percent interest in the Investor.

        The sale of the note and warrant was made pursuant to a Note and Warrant Purchase Agreement (the "Agreement") entered into by the Company and the Investor. The Company issued to the Investor a Senior Secured Note Due 2007 (the "Note") in the initial principal amount of $12,000,000, and bearing interest at an initial rate of 12% (increasing over time to 16%) and a warrant (the "Warrant") to purchase up to 1,166,400 shares of the Company's Common Stock at an exercise price of $.75 per share. The Company pledged the stock in its subsidiaries and it's Participation Contract as collateral to secure the Note. The Participation Contract is a contractual right from the sale of certain residual mortgage-backed securities to receive 50% of any cash realized, as defined, from the residual mortgage-backed securities. During 2002, the Company paid the Investor $1.4 million of interest on the Note.

        Upon exercise of the Warrant, which is freely assignable in whole or in part in denominations of not less then 10,000 shares, the Investor or its assignee(s) (the assignees, together with the Investor, the "Warrant Holders" and each a "Warrant Holder") shall have the right to purchase during specified periods a total of up to 1,166,400 shares of Common Stock. Pursuant to the Warrant, on or before the first anniversary of the Closing, the Warrant Holder will be able to purchase 116,640 shares of Common Stock representing in total approximately 8.0% of the Common Stock. After the first anniversary of the Closing, but on or before the second anniversary of the Closing, the Warrant Holder will be able to purchase the initial 116,640 shares of Common Stock, plus an additional 116,640 shares of Common Stock representing in total approximately 14.1% of the Common Stock. After the second anniversary of the Closing, but on or before the third anniversary of the Closing, the Warrant Holder will be able to purchase the 233,280 shares of Common Stock available during the first two years after the Closing, plus an additional 116,640 shares of Common Stock representing in total approximately 20.8% of the Common Stock. After the third anniversary of the Closing, but prior to the tenth anniversary of the Closing (the "Expiration"), the Warrant Holder will be able to purchase the 349,920 shares available during the first three years after Closing, plus the remaining 816,480 shares of Common Stock available under the Warrant. Based on 1,333,572 shares outstanding at December 31, 2002, if the entire warrant were exercised, the shares issued upon its exercise would constitute approximately 47% of the Company's outstanding stock. As of April 1, 2003, the Warrant Holders have not exercised their rights to purchase any shares.

Possible Future Changes in Control

        Under the federal securities laws, "Control" is generally understood to refer to the possession, direct or indirect, of the power to direct, or cause the direction, of its management and policies of a company whether through ownership of voting shares, by contract, or otherwise. Thus, the Investor's rights under the Agreement to designate three of seven directors, its status as a lender to the Company and the partial or entire exercise of its warrants over time (as described above) may, at a subsequent date, constitute a change in control of the Company under federal securities laws, if a given Warrant Holder or a group of affiliated Warrant Holders were to exercise all or a significant portion of the Warrants.

        If upon exercise, a Warrant Holder would own 25% or more of the issued and outstanding Common Stock, then approval by the OTS shall be required as a condition to exercise and if upon exercise a Warrant Holder would own between 10% and 25% of the issued and outstanding Common Stock, then OTS approval may be required and, if required, such OTS approval would be a condition to exercise.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that each of the officers, directors and greater than ten percent Stockholders have complied with all filing requirements that are applicable to them, under Section 16(a), during the past fiscal year.

Board of Directors Meetings, Board Committees and Compensation of Directors

        The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. During the year ended December 31, 2002, the Board of Directors of the Company held 13 meetings. Each of the directors of the Company attended at least 90% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2002.

        The Board of Directors of the Company maintains committees; the nature and composition of which are described below:

        Audit Committee.    In April 2002, the Chairman of the Board of Directors appointed Messrs. Goddard, Palmer and Snyder to constitute the Audit Committee. The members of the committee accepted their appointment and the Board of Directors approved the appointments. The Audit Committee is responsible for selecting and communicating with the independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee and the internal auditor of the Company met 5 times during 2002. The Company's board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit "A".

        No member of the Audit Committee, other than in this capacity as a member of the Board of Directors or Audit Committee, may accept any consulting, advisory or other compensation fee from the Company. Each of the Audit Committee members are independent directors.

Pacific Premier Bancorp, Inc. Report of the Audit Committee

        The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2002 with management and with the independent auditors. Specifically, the Audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

  •
  Methods used to account for significant unusual transactions;

  •
  The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Audit Committee has received the written disclosures and the letter from the Company's independent accountants, Vavrinek, Trine, Day & Co., LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Vavrinek, Trine, Day & Co., LLP, the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year ended December 31, 2002.

John Goddard, Chairman
Thomas Palmer
Kent Snyder

        Board Nominations.    For the 2003 Annual Meeting the Board of Directors considered and recommended the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company has no standing nominating committee. The Company's Certificate of Incorporation and Bylaws provide for Stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The Stockholder's notice of nomination must contain all information relating to the nominee, which is required to be disclosed by the Company's Bylaws and by the Exchange Act.

        Compensation Committee.    The Compensation Committee of the Company was comprised of Ronald Skipper, Richard Marr and John Goddard for 2002. The Compensation Committee held one meeting during 2002, at which all members were present. The Compensation Committee (i) has oversight responsibility for the Bank's compensation policies, benefits and practices, (ii) reviews and approves or disapproves the Chief Executive Officer's recommendations concerning individual incentive awards of officers directly reporting to him, (iii) approves all stock option grants, (iv) approves the aggregate amount of bonuses paid to all employees, (v) has oversight responsibility for management planning and succession, and (vi) recommends to the full board, for vote, the amount of the CEO and CFO's annual bonus and stock option grant. The Compensation Committee may from time to time retain independent compensation consultants to assist it in the exercise of its responsibilities, including developing compensation plans and providing comparative data regarding the Bank's compensation policies.

Directors' Compensation

        Directors' Fees.    Currently, all outside directors of the Company receive a monthly retainer of $450. In addition, outside directors of the Bank receive a monthly retainer of $2,000 for serving on the Bank's Board of Directors, while the Chairman of the Board of the Bank receives a monthly retainer of $2,500. No committee fees are paid to Board Committee members.

        Option Plan.    The Company maintains the 2000 Stock Incentive Plan, effective as of June 14, 2000.

Executive Compensation

        The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation.

        Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. The Bank's compensation programs are designed to provide the Bank's employees, including the Bank's executive officers, with competitive annual salaries, benefits and the potential to earn cash bonuses based upon period measurable performance. In addition, key employees, including executive officers, have the potential to receive one or more grants of stock options under the Company's 2000 Stock Incentive Plan. The Compensation Committee believes that the combination of programs provides reasonable incentives to the Bank's executive officers to meet or exceed the Bank's annual or multi-year financial and operational goals, and reasonably aligns the interests of such officers with those of the Company's Stockholders.

        Executive Compensation.    Base salaries for the executive officers, including the Chief Executive Officer ("CEO") and the Chief Financial Officer ("CFO") are established by the Compensation Committee based on the recommendations of management which consider, and apply subjectively on the following factors, as appropriate: individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills are in demand and internal and external comparability.

        For fiscal year 2003, the Company's and the Bank's executive officers are eligible to receive bonuses based on individual and Company performance.

        The Committee believes that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Company has granted and will continue to grant key employees stock options pursuant to the 2000 Stock Incentive Plan. The Compensation Committee of the Company grants options upon a review of the recommendations of the President/CEO/COO.

        2002-2004 Incentive Compensation Plan.    In December 2001, the Bank adopted the 2002-2004 Incentive Compensation Plan for employees of the Bank, except for commissioned employees, which provides for performance-based cash bonuses based on individual performance and the Bank's overall financial performance. For fiscal year 2002, compensation incentives were paid pursuant to the 2002-2004 Incentive Compensation Plan.

        Executive Compensation—Chief Executive Officer.    The Company and the Bank hired Mr. Gardner in February 2000 as Chief Operating Officer. Mr. Gardner was promoted to President and Chief Executive Officer in August 2000. The President/CEO/COO base salary is $250,000 per annum. In determining Mr. Gardner's salary of $250,000 per annum upon his promotion to President and Chief Executive Officer, the Committee took into consideration the amount of salary that had been paid to his predecessor, Mr. Gardner's relative years of service and experience as a chief executive officer, a report conducted on behalf of the Board by the compensation consulting firm of Nash and Company, and competitive salaries paid to individuals in comparable positions. In determining Mr. Gardner's incentive compensation for 2003, the Company's Chairman of the Board and the Chair of the Compensation Committee reviewed Mr. Gardner's performance during 2002 as President, Chief Executive Officer and Chief Operating Officer. Based upon that review, the Company's successful recapitalization, and Mr. Gardner's implementation of the Bank's strategic plan in 2002, the Compensation Committee recommended and the Board unanimously approved an incentive award to Mr. Gardner of $100,000. In addition, Mr. Gardner is eligible to receive an additional incentive award of $50,000, exclusive of his 2003 bonus, and a review of his base salary if the Bank reaches certain operational goals prior to June 30, 2003.

        Mr. Gardner has entered into employment agreements as President, Chief Executive Officer and Chief Operating Officer with the Company and the Bank that specifies his base salary. In addition, Mr. Gardner and the Senior Vice President, Chief Financial Officer and Secretary of the Company and the Bank, Mr. John Shindler also participates in other benefit plans available to all employees, including the 401(k) Plan and the 2002-2004 Incentive Compensation Plan. Details related to Mr. Gardner's compensation package are fully described in the "Employment Agreements" section of this Proxy Statement.

Ronald G. Skipper, Chairman
Richard F. Marr
John D. Goddard

        Stock Performance Graph.    The following graph shows a comparison of cumulative total Stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of U.S. companies on the Nasdaq Stock Market Index and Financial Stocks Index for the period beginning on December 31, 1997 through December 31, 2002. The data used to prepare the graph was provided by Carl Thompson and Associates. The graph was derived from a limited period of time, and reflects the termination of the proposed acquisition by First Plus of Dallas, Texas in 1998, the sale of residual assets in December 1999 at a substantial loss and various regulatory actions during 2000 and 2001 and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

Pacific Premier Bancorp, Inc.
Total Return Performance

Comparative Total Returns
Pacific Premier Bancorp, Inc., Nasdaq Stock Market (US Companies) Index
and Nasdaq Financial Stocks Index
(Quarterly Performance Results Through 12/31/02)

Total Return Analysis

	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002
Pacific Premier Bancorp, Inc.	$100.00	$36.63	$31.68	$5.45	$3.25	$8.41
Nasdaq Financial 100 Index	$100.00	$97.23	$88.52	$98.26	$101.56	$97.76
Nasdaq Composite Index	$100.00	$139.63	$259.13	$157.32	$124.20	$85.05

Source: CTA Public Relations 303-665-4200 www.ctapr.com. Data from BRIDGE Information Systems, Inc.

        Summary Compensation Table.    The following table shows, for the years ended December 31, 2002, 2001, and 2000, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the four other most highly compensated senior officers of the Company based on total annual salary and bonus for 2002.

Long Term Compensation Awards
Annual Compensation(1)
Securities Underlying Options/ SARs(#)(3)
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(2)			All Other Compensation ($)(4)
Steven R. Gardner President, Chief Executive Officer and Chief Operating Officer	2002 2001 2000	$ $ $	250,000 250,000 175,769	$ $ $	100,000 100,000 150,000	$ $ $	12,000 8,250 6,102	25,000 20,000 20,000	$ $ $	2,750 2,625 2,625
John Shindler Senior Vice President, Chief Financial Officer and Corporate Secretary	2002 2001 2000	$ $ $	125,000 114,375 4,354	$ $	30,000 25,000 —		— — —	10,000 — 4,000		— — —
Patricia McLoon(5) Senior Vice President, Chief Credit Officer	2002 2001 2000	$ $ $	92,500 — —	$ $ $	20,000 — —	$ $ $	4,625 — —	5,000 — —		$0 — —
Andrew Anderson Senior Vice President, Director of Retail Banking	2002 2001 2000	$ $ $	90,000 83,538 —	$ $ $	20,000 20,000 —	$ $ $	3,600 3,300 —	7,000 — —	$ $	1,872 1,404 —
Ted Yates Senior Vice President, Chief Appraiser	2002 2001 2000	$ $ $	100,000 100,000 66,858	$ $ $	5,850 5,000 14,583	$ $ $	6,000 6,000 3,500	2,500 — —	$ $	1,800 1,200 —

(1)
Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, as hereinafter defined. Mr. Gardner was awarded a bonus for 2000, which was paid in mid 2001 upon approval of the Office of Thrift Supervision and the Federal Deposit Insurance Corporation. The 2001 bonus was paid in January of 2002. The 2002 bonus was paid in January of 2003.

(2)
Includes automobile allowance.

(3)
Shares subject to options granted under the 2000 Stock Incentive Plan. See "2000 Stock Incentive Plan."

(4)
Includes employer contributions to the Bank's 401 (k) Plan.

(5)
Ms. McLoon was employed by us for only nine months of our fiscal 2002 year and compensation amounts reflect the partial year.

Employment Agreements

        The Company and the Bank have entered into employment agreements with Mr. Gardner ("Employment Agreements"), effective date January 5, 2001. The Company and Bank Employment Agreements for Mr. Gardner each provide for a three-year term. The Bank Employment Agreement provide that the Board of Directors may extend, for a one-year period upon the same terms and conditions as are set forth in the Employment Agreement, if a majority of the disinterested members of the Board of Directors affirmatively votes to so extend the contract on or prior to the then applicable expiration date (January 5, 2004). The Bank Employment Agreement provides that Mr. Gardner will receive a Base Salary of $250,000 per year and a car allowance of $1,000 per month. The Employment Agreements provide for termination by the Company and the Bank for cause at any time as defined in the Employment Agreements. In the event the Company or the Bank chooses to terminate Mr. Gardner for reasons other than cause or as a result of a change in control of the Company or the Bank, Mr. Gardner would be entitled to a severance payment equal to two-times his current base salary plus an amount equal to any incentive bonus received in the previous year.

        Option Plan.    The Company maintains the 2000 Stock Incentive Plan, under which all employees of the Company are eligible to receive options to purchase Common Stock. The Plan provides discretionary awards to officers and key employees as determined by a committee of non-employee directors.

        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

Name	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End Exercisable/Unexercisable	Value of Unexercised In the Money Option/SARs at Fiscal Year End ($) Exercisable/Unexercisable(1)
Steven R. Gardner	20,000 / 45,000	$12,482 / $24,968
John Shindler	2,667 / 11,333	$ 2,494 / $ 1,246

(1)
Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 2002 was $1.84.

        The following table lists all grants of options under the 2000 Stock Incentive Plan to the Named Executive Officers for fiscal 2002 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Common Stock over the life of the option. Stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 2002 as noted below.

	Options/SARs Granted in Last Fiscal Year
Name	Number of Securities Underlying Unexercised Options/SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year(1)	Exercise or Base Price Per Share	Expiration Date	Grant Date Present Value
Steven R. Gardner	25,000	45%	$5.85	2012	$137,750
John Shindler	10,000	18%	$5.85	2012	$55,100

(1)
Based on an aggregate amount of 55,000 options granted to employees in Fiscal 2002.

Transactions with Certain Related Persons

        The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors, made by the Bank, must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

        The Bank's current policy provides that no loans will be made by the Bank to its executive officers and directors.

        It is the policy of the Company that all permissible transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

PROPOSAL 2.

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES

        The Proposed Amendment.    The Company's Board of Directors has approved a proposal, subject to stockholder approval, to amend Article Fourth of the Company's Certificate of Incorporation to reduce the authorized number of shares of Preferred Stock, $.01 par value per share, from 5,000,000 to 1,000,000 shares, and to reduce the authorized number of shares of common stock, $.01 par value per share, from 25,000,000 to 15,000,000 shares. The proposed amendment would not change the par value of the shares of the Company's Common Stock or Preferred Stock or affect the legal rights of holders of existing shares of Common Stock.

        Purpose and Effect of Proposed Amendment.    As of the Record Date, the Company had 25,000,000 authorized shares of Common Stock of which 1,333,572 shares of Common Stock were issued and of which no shares of Preferred Stock were issued. In addition, as of the Record Date 195,000 shares of Common Stock were reserved for future issuance pursuant to the Company's 2000 Incentive Stock Plan and 1,166,400 shares of Common Stock were reserved for issuance pursuant to the exercise of the Warrant, resulting in an aggregate of 22,305,028 shares remaining available for issuance by the Company after all of these options and the Warrant are exercised. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to decrease the number of authorized but un-issued shares of the Common Stock and Preferred Stock. The Board of Directors believes that the reduction in the number of authorized shares of Common Stock and Preferred Stock will permit the Company to save approximately $53,000 per year in Delaware franchise taxes, while still maintaining a sufficient number of authorized shares to permit the Company to act promptly with respect to possible future financing, possible acquisitions, additional issuances and for other corporate purposes.

        Stockholder Vote Required.    The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Certificate of Incorporation. If this proposal is approved, the proposed Amendment will become effective upon filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which filing is expected to take place shortly after stockholder approval. Should such stockholder approval not be obtained, then the number of authorized shares will remain the same.

Recommendation of Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK.

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's independent auditors for its fiscal year ended December 31, 2002 were Vavrinek, Trine, Day & Co., LLP, independent pubic accountants. The Audit Committee of the Board of Directors considered the qualifications and experience of Vavrinek, Trine, Day & Co., LLP, and, in consultation with the Board of Directors of the Company, has appointed them as independent auditors for the Company for the current fiscal year which ends December 31, 2003. Although the submission of the matter to the stockholders is not required by law, the Audit Committee and Board of Directors desire to obtain the stockholders' ratification of such appointment. A resolution ratifying the appointment will be offered at the Annual Meeting. If the resolution is not adopted, the adverse vote will be referred to the Audit Committee for further review.

        Representatives of Vavrinek, Trine, Day & Co., LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders present at the Annual Meeting.

        Audit Fees.    The aggregate fees for professional services rendered for the audit of the Company's fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-K for fiscal year ended December 31, 2002 was $109,000 for Vavrinek, Trine & Day. During the fiscal year ended December 31, 2002, no other fees were billed by the Company's independent auditors, including, but not limited to, any fees with respect to financial information systems design and implementation.

        Change In Company's Principal Accountant.    As reported in the Company's Form 8-K dated February 5, 2002, the Company terminated the relationship with its principal independent accountant Grant Thornton LLP on January 30, 2002. During the Company's two most recent fiscal years up to and through January 30, 2002, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        Grant Thornton LLP's report on the Company's financial statements for the fiscal years ended December 31, 2000 and 1999, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The December 31, 1999 report did not contain any uncertainties. However, the December 31, 2000 report did contain an uncertainty regarding the Company's ability to continue as a going concern.

        During the Company's prior fiscal years up to and through January 30, 2002, Grant Thornton LLP did not advise the Company of any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

        As reported in the Company's Form 8-K dated February 5, 2002, Vavrinek, Trine, Day & Co., LLP was engaged as the Company's independent accountants for the fiscal year ended December 31, 2001, to audit the Company's financial statements.

        Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

ADDITIONAL INFORMATION

Stockholder Proposals

        To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 22, 2003. If such Annual Meeting is held on a date more than 30 calendar days from May 29, 2003 a Stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.

        Notice of Business to be conducted at an Annual Meeting    The Bylaws of the Company provide an advance notice procedure for a Stockholder to properly bring business before an Annual Meeting. The Stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to Stockholders, notice by the Stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to Stockholders of the Annual Meeting date was mailed or such public disclosure was made. The advance notice by Stockholders must include the Stockholder's name and address, as they appear on the Company's record of Stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such Stockholder and any material interest of such Stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an Annual Meeting any Stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Since no notice that a Stockholder intends to present a proposal at the Company's 2003 Annual Meeting of Stockholders was received by the Company on or before March 31, 2003, the Company will have discretionary authority to vote on any Stockholder proposal presented at the meeting.

        Other Matters Which May Properly Come Before the Annual Meeting    The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

        Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a Stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

By Order of the Board of Directors

John Shindler Corporate Secretary Senior Vice President

Costa Mesa, California
April 10, 2003

        A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR ENDED DECEMBER 31, 2002, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE. PLEASE CONTACT:

    Steven R. Gardner or John Shindler
    1600 Sunflower Avenue, 2nd Floor
    Costa Mesa, CA 92626
    sgardner@pacificpremierbank.com or jshindler@pacificpremierbank.com
    (714) 431-4000 or (714) 433-3080 Fax

PACIFIC PREMIER BANCORP
CHARTER FOR THE AUDIT COMMITTEE—BOARD OF DIRECTORS

1. PURPOSE

        The purpose of the audit committee established by this charter will be to oversee the corporate financial reporting process and the internal and external audits of Pacific Premier Bancorp. (the "Company"). The audit committee will undertake those specific duties, responsibilities and processes listed below, and such other duties as the board of directors (the "Board") from time to time may prescribe. In fulfilling this role, the audit committee will ensure that there is effective communication among the board, management and external auditors, in matters relating to the company. The audit committee will monitor business risk practices and legal and ethical programs. In this way, it will help the board fulfill its oversight responsibility to the stockholders and the investment community relating to the company's financial statements and financial reporting process.

2. AUTHORITY

  •
  The audit committee has the authority to retain, at the company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties hereunder.

  •
  The audit committee has the authority to appoint and determine the compensation of the independent auditors, and the company shall provide appropriate funding for such compensation.

  •
  The audit committee has the authority to resolve disagreements between the company's management and the independent auditors regarding financial reporting.

  •
  The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the company.

3. CHARTER REVIEW

        The audit committee will review and reassess the adequacy of this charter at least once a year and obtain the approval of the board of directors as to the proposed revisions. In addition, to the extent and in the manner that the company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"); the audit committee will cause the company to publicly file this charter (as then constituted).

4. MEMBERSHIP

        The audit committee will be comprised of at least three members of the board. The members will be appointed by and serve at the pleasure of the board. The members of the audit committee will not be officers or employees of the company. Committee membership is additionally excluded to a director who is a principal, controlling shareholder, or an executive officer of an affiliated subsidiary of the company or of an entity either having a direct business relationship with the company or having had such relationship within the past three years. There is a further exclusion to a director having related third party cross links with another Board of Directors' compensation committee.

        Each member of the audit committee will be an "independent" director. To be independent under the Sarbanes-Oxley Act, unless exempted by the SEC, each audit committee member is prohibited from accepting any fees from the company other than fees for service as a member of the board of directors (which may include service as a committee member or officer of the board). In addition, each member of the audit committee shall also meet the definition of an "independent director" as such term is defined by The National Association of Securities Dealers, Inc.

        Each member of the audit committee also must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at such time as required by the rules and regulation of the Securities and Exchange Commission, the company will disclose in its Form 10-K the number and names of the persons the board has determined to be "audit committee financial experts," as such term is defined in Rule 401(h) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission. If none of the members of the audit committee are determined to be "audit committee financial experts," the disclosure in the company's 10-K shall provide an explanation as to why no member of the audit committee is an "audit committee financial expert."

5. RESPONSIBILITIES AND PROCESSES

        The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

  •
  The primary responsibility of the audit committee is to oversee the company's financial reporting process on behalf of the board and report the results of their activities to the board.

  •
  The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  1.
  The committee shall have a clear understanding with management that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the company's shareholders.

  2.
  The committee shall have the ultimate authority and responsibility to select, retain, determine the compensation of, evaluate, and where appropriate in the exercise of their business judgment, replace the company's independent auditors.

  3.
  The committee shall discuss with the auditors their independence from management and the company, including matters in the written disclosures required by the Independence Standards Board. The committee shall require the independent auditors to periodically provide written statements to the company delineating all relationships that may impact on its independence.

  4.
  The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

  5.
  The committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the company's system to monitor and manage business risk, and legal and ethical compliance programs, including the company's code of conduct.

  6.
  The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the company's quarterly report on Form 10-Q.

      The audit committee must declare in the Annual Proxy Statement it has reviewed and discussed with management the audited financial statements and discussed with independent auditors those matters required to be disclosed by the Statement on Auditing Standards No. 61.

    7.
    The committee shall review with management and the independent auditors the financial statements to be included in the company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

    8.
    The committee shall over-see the adequacy of the company's system of internal controls, including obtaining from the external auditors management letters or summaries on such internal accounting controls. The committee shall be directly responsible for the resolution of disagreements between management and the auditors regarding financial reporting.

    9.
    The committee shall over-see the legal and other compliance programs established by management and the board.

    10.
    The committee shall review CEO and CFO certifications required by the Sarbanes-Oxley Act with the CEO and CFO to determine the adequacy of the due diligence undertaken to support the certification. The CEO and CFO must certify the adequacy of disclosure and underlying disclosure controls and procedures in annual and quarterly reports.

    11.
    The committee shall review activities of its operating subsidiaries and all related party transactions.

    12.
    The committee shall recommend to the board that the audited statements must be included in the company's Annual Report. This disclosure to appear over the names of each committee member.

  •
  The committee shall determine that the company has complied with corporate governance disclosure requirements. At such time as required by the rules and regulations of the Securities and Exchange Commission, the company shall disclose in its 10K whether it has adopted a "code of ethics" for senior financial officers and if not, to explain why not.

  •
  The committee shall establish procedures for: (1) the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Sarbanes-Oxley requires protection of "whistleblowers" and tasks the audit committee with ensuring that such protection exists and is meaningful.

  •
  The committee shall review reports or certifications presented by management disclosing any significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud—whether or not material—that involves management or other employees who have a significant role in the company's internal controls.

  •
  The committee shall engage independent counsel and other advisors as deemed necessary, at the company's expense, to assist the committee in exercising its oversight responsibilities.

  •
  The committee shall pre-approve all audit and permissible non-audit services to be performed by the external auditor, provided that the auditor may not be hired to provide any of the following services:

  •
  bookkeeping or other services related to accounting records or financial statements of the audit; o financial information systems design and implementation; o appraisal or valuation services; o fairness opinions or contribution in kind reports;

  •
  actuarial services

  •
  internal audit outsourcing services;

  •
  management functions or human resources services;

  •
  broker or dealer, investment adviser or investment banking services;

  •
  legal services and expert unrelated to the audit; or

  •
  any other service the Public Company Accounting Oversight Board determines is impermissible.

      Anything provided to the contrary above notwithstanding, pre-approval of non-audit services is not required if:

    •
    the aggregate amount of all such non-audit services provided to the company constitutes 5% or less of the total amount paid by the company to its independent auditor during the fiscal year in which the non-audit services are provided;

    •
    such services were not recognized at the time of the engagement to be non-audit services; and

    •
    such services are promptly brought to the attention of the audit committee and are approved by the audit committee or by one or more members of the audit committee to whom authority to grant such approvals has been delegated by the audit committee prior to the completion of the audit.

6. MEETINGS

        The audit committee will meet with the company's external auditors upon the completion of the annual audit (which meeting may be held without the presence of management, at the committee's discretion), and at such other times as it deems appropriate, to review the external auditors' examination and management report.

        The committee shall meet at least quarterly with the internal auditors and as many additional times as may be required by regulatory authority and/or as the committee deems necessary. Minutes of the meetings will be prepared and after review and approval by the committee, will be submitted to the full board of directors for their review.

        The following agenda items will be routinely discussed at the time of each periodic meeting of the committee:

  •
  Internal audit reports issued and management's corrective action response.

  •
  Previous Audits Follow-Up Report.

  •
  Report from the bank's compliance officer [to include criminal filings of Suspicious Activity Reports (SAR)].

7. REPORTS

        The audit committee will at least once a year, record its summaries of recommendations to the board in written form that will be incorporated as a part of the minutes of the board. Some areas of attention the audit committee should focus on when developing this report include:

  •
  The financial accounting policies and the related industry accounting practices.

  •
  The report of the independent auditors and the internal auditors.

  •
  The reports of legal counsel with respect to significant commitments, contingencies, and governmental compliance.

  •
  The reports of a special investigation concerning the review of the corporation's financial affairs, such as political contributions.

        To the extent required, the audit committee will prepare and sign a report for inclusion in the company's proxy statement for its annual meeting of stockholders.

REVOCABLE PROXY
PACIFIC PREMIER BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

May 29, 2003
10:00 a.m. Pacific Time

        The undersigned hereby appoints the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Shareholder Meeting to be held on May 29, 2003 at 10:00 a.m. Pacific Time, at the Corporate headquarters of Pacific Premier Bank, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California, 92626, and at any and all adjournments thereof, as indicated on the back of this proxy.

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Shareholder Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Shareholder Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Shareholder Meeting and of a Proxy Statement dated April 10, 2003.

(Continued on the other side — important to mark, date and sign on the other side)

/*\    Detach here from proxy voting card.    /*\

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes as indicated in this example	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
1.	The election as directors of the nominees listed (except as marked to the contrary below).	FOR	WITHHOLD
		☐	☐
01 John D. Goddard 02 Kent G. Snyder
Withheld for the nominees you list below: (Write that nominees name in the space provided below.)

2.
	The amendment to the Certificate of Incorporation to reduce the number of authorized shares of common stock and preferred stock from 25,000,000 and 5,000,000, respectively, to 15,000,000 and 1,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of the company for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

/*\    Detach here from proxy voting card.    /*\

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710		Mail
Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and the follow the directions given.	OR	Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

THANK YOU FOR VOTING

QuickLinks

PROPOSALS TO BE VOTED ON AT THE MEETING
PROPOSAL 1. ELECTION OF DIRECTORS
PROPOSAL 2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS